UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2013

EASY ENERGY, INC
(Exact name of registrant as specified in its charter)

Nevada	000-53002	26-0204284
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Suite 105 - 5348 Vegas Dr.

Las Vegas, NV

(Address of principal executive office)

(702) 442-1166

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 21, 2013, Berman & Company, P.A of Boca Raton, Florida (“Berman & Company”) was dismissed as Easy Energy, Inc’s (“the Company”) independent registered public accounting firm.

During the periods from January 13, 2010 to May 21, 2013, Berman & Company’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the years ended December 31, 2009 and 2008 included a going concern qualification.

During the periods referred to above, (i) there were no disagreements between the Company and Berman & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Berman & Company would have caused Berman & Company to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On May 21, 2013, the Company provided Berman & Company with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Berman & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated May 21, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On May 21, 2013, the Company engaged Weinberg & Baer LLC of Baltimore, Maryland (“Weinberg & Baer LLC”) as its independent registered public accounting firm for the Company.  The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on May 21, 2013.

During the periods referred to above, the Company has not consulted with Weinberg & Baer LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description
16.1	Letter from Berman & Company dated May 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easy Energy, Inc.

By:

/s/ Guy Ofir
Guy Ofir, President

Date: May 29, 2013